
Peoples
BANK
120
YEARS

CELEBRATING 120 YEARS

1902
2022

Peoples BANCORP®

INVESTOR PRESENTATION

1ST QUARTER 2022

WORKING TOGETHER BUILDING SUCCESS

TABLE OF CONTENTS

SAFE HARBOR **STATEMENT**

Statements in this presentation which are not historical are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and events of Peoples Bancorp Inc. ("Peoples").

The information contained in this presentation should be read in conjunction with Peoples' Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the "2021 Form 10-K"), and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, each of which is available on the Securities and Exchange Commission's ("SEC") website (sec.gov) or at Peoples' website (peoplesbancorp.com).

Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in Peoples' 2021 Annual Report on Form 10-K filed with the SEC under the section, "Risk Factors" in Part I, Item 1A. As such, actual results could differ materially from those contemplated by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management's knowledge of Peoples' business and operations. Peoples disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation.

Peoples BANCORP®

PROFILE, INVESTMENT RATIONALE, CULTURE & STRATEGY

PEBO GEOGRAPHIC PROFILE

NASDAQ: PEBO

PEOPLES BANK GEOGRAPHIC FOOTPRINT

- PEBO FOOTPRINT
- COUNTIES WHERE PEBO HAS TOP 3 MARKET SHARE*
- COUNTIES WHERE PEBO HAS OVER $100 MILLION OF DEPOSITS AND IS NOT IN TOP 3 MARKET SHARE*

PEBO SNAPSHOT AS OF MARCH 31, 2022

Loans: $4.5 billion
Assets: $7.2 billion
Deposits: $6.0 billion
Market Cap: $890.9 million
Assets Under Admin/Mgmt: $3.1 billion



OH
CLEVELAND
COLUMBUS
MARIETTA
CINCINNATI
CHARLESTON
HUNTINGTON
LOUISVILLE
LEXINGTON
KY
WV
MD
DC
VA
RICHMOND

* According to FDIC annual summary of deposits as of June 2021.

INVESTMENT RATIONALE

UNIQUE COMMUNITY BANKING MODEL

- Strongest deposit market share positions in more rural markets where we can affect pricing. Top 3 market share in 32 counties across three states.
- Presence near larger cities puts us in a position to capture lending opportunities in urban markets (e.g. Cincinnati, Cleveland, Columbus, Washington D.C., and Richmond)
- Greater revenue diversity than average $1 -$10 billion bank with a fee income ratio of 27%*
- Strong community reputation and active involvement
- Nationwide insurance premium financing and equipment leasing businesses

STRONG, DIVERSE SOURCES OF FEE INCOME

- 20th largest bank-owned insurance agency, with expertise in commercial, personal, life and health
- Wealth management - $3.1 billion in assets under administration and management, including brokerage, trust and retirement planning as of 3/31/22
- Top 100 U.S. equipment leasing company

CAPACITY TO GROW OUR FRANCHISE

- Strong capital, earnings growth and operating performance to support M&A strategy
- Proven integration capabilities and scalable infrastructure

COMMITTED TO DISCIPLINED EXECUTION AND GENERATING POSITIVE OPERATING LEVERAGE

- Strong, integrated enterprise risk management process
- Focused on business line performance and contribution, operating efficiency and credit quality
- Disciplined credit practice as indicated by portfolio construction and portfolio data

ATTRACTIVE DIVIDEND OPPORTUNITY

- Targeting 40% to 50% payout ratio under normal operating environment

*Non-interest income, excluding gains and loses, as a percent of total revenue as of 3/31/22

OUR VISION

Our vision is to be the
BEST COMMUNITY BANK IN AMERICA

OUR CORE VALUES

Our actions are guided by our core values represented by the Promise Circle, which embodies how we do business and our never ending pursuit of creative value for our associates, our communities, our clients, and our shareholders. Being true to these core values in the decisions we make and in our business practices is essential to driving sustainable long-term growth.

ENVIRONMENTAL, SOCIAL AND GOVERNANCE ("ESG") MATTERS

As we celebrate our 120th anniversary, we are committed to conducting business in a way that ensures that Peoples will be around for many more years. In 2021, we continued to build upon and improve our ESG oversight framework and to further evolve our sustainability strategy. Our ESG areas of focus are organized around our associates, our communities, our clients and our shareholders. More about our ESG practices can be found on our website at **peoplesbancorp.com/about-us/about-peoples.**


PEBO PROMISE CIRCLE
C
CLIENTS FIRST
I
INTEGRITY ALWAYS
R
RESPECT FOR ALL
C
COMMITMENT TO COMMUNITY
L
LEAD THE WAY
E
EXCELLENCE IN EVERYTHING

STRATEGIC ROAD MAP

Peoples BANK®

- **Commitment to Superior Shareholder Returns**
- **Clients' First Choice** for Financial Services
- **Great Place to Work**
- **Meaningful Impact on Our Communities**

BEST COMMUNITY BANK IN AMERICA

RESPONSIBLE RISK MANAGEMENT

- Everyone is a Risk Manager
- Know the Risks: Strategic, Reputation, Credit, Market, Liquidity, Operational, Compliance
- Disciplined Credit Culture
- Do Things Right the First Time
- Raise Your Hand
- Discover the Root Cause
- Manage Change Effectively
- Keep Information Secure

EXTRAORDINARY CLIENT EXPERIENCE

- Treat The Client Like Family
- Delight The Client
- Ensure A Consistent Client Experience Across All Channels
- Learn Client's Goals and Fears
- Deliver Expert Advice and Solutions
- Evolve the Digital Experience
- DWYSYWD (Do What You Say You Will Do)

PROFITABLE REVENUE GROWTH

- Acquire, Grow and Retain Clients
- Earn Client Referrals
- Go Wide
- Price for the Value We Provide
- Operate Efficiently
- Have Appetite For Winning
- Execute Thoughtful Mergers and Acquisitions

FIRST CLASS WORKPLACE

- Hire for Values
- Competition Is Across the Street
- Promote a Culture of Learning
- Coach In Every Direction
- Put Right People In Right Job
- Be Accountable, No Excuses
- Recognize and Reward Performance
- Balance Work And Life
- Cultivate Diversity
- Spread Goodness / No Jerks

EXTERNAL RECOGNITION

Peoples BANK

Forbes 2021 BEST-IN-STATE BANKS • POWERED BY STATISTA

AMERICAN BANKER. 2021 Best Banks to Work For

16 Banks

PEBO 1 OF 2

90 Banks

Over **4,900 Banks** Eligible

Peoples Bank was *one of only 16 banks* nationally to make Forbes list of **Best-In-State Banks** in 2 or more states.

Peoples Bank was *one of 90 banks* on American Banker's **Best Banks to Work For** list, which is *top 2% of all banks.*

TOP WORK PLACES 2022 USA

SBA U.S. Small Business Administration

IN TERMS OF SBA 7(a) APPROVED DOLLARS **PEOPLES BANK RANKED**

TOP 5 in OH

TOP 10 in WV

TOP 15% NATIONALLY

FOR FISCAL YEAR ENDING SEPTEMBER 30, 2021

CREDIT, CAPITAL & LIQUIDITY

CREDIT RISK MANAGEMENT PROCESS

LOANS & LEASES* PORTFOLIO COMPOSITION

- Robust concentration management process focused on portfolio risk diversification
- Relationship based lending
- Commercial Real Estate (CRE) and Commercial & Industrial (C&I) are balanced with Consumer
- CRE financing generally for "A" tier developers only
- CRE is 167% of risk based capital at 3/31/2022
- Very limited out of market lending
- Growing consumer portfolios organically and through acquisitions
- $7.2 billion bank with $30 million guideline for maximum loan exposure per relationship

POLICY / UNDERWRITING STANDARDS

- Experienced, independent commercial and consumer underwriters
  - Comprehensive commercial underwriting package includes standardized loan covenant language, sensitivity analysis, and industry research
- Risk appropriate CRE policy standards that vary by asset class
- Established limits on policy exceptions; volume and trends monitored monthly
- Use of government guarantee programs when appropriate
- Abbreviated approval process for loan exposures < $1.0 million
- Use of automated underwriting systems to evaluate all residential loan requests (e.g. Fannie Mae Desktop Underwriter)

*Also referred to throughout this document as "total loans" and "loans held for investment"

MANAGEMENT & MONITORING

- Clear segregation of duties between sales & credit functions
  - Signature approval process with Credit Administration representation
  - Centralized risk rating, borrowing base monitoring, covenant tracking and testing
  - Consistent documentation and loan funding process centrally managed by Credit Administration with second review
- Experienced workout team dedicated to proactive rehabilitation or exit
- Construction loan monitoring and funding process independently managed by Credit Administration staff

OVERSIGHT

- Board approval required for loan relationships > $30 million
- External loan review by large accounting and advisory firm
- Quarterly Criticized Asset Review (CAR) meetings for loans > $0.5 million
- Quarterly review of Systemically Important Relationships (SIRs)
- Monthly Loan Quality Committee meetings

ASSET QUALITY

NASDAQ: PEBO

OUR DELINQUENCY AND NET CHARGE-OFF TRENDS HAVE REMAINED STABLE FOR FIVE YEARS

Percentage of Loans Considered "Current"


100%
95%
90%
98.6%
98.5%
98.5%
98.8%
99.1%
99.0%
2017
2018
2019
2020
2021
YTD-22

Percentage of Net Charge-Offs to Average Loans Annualized


0.37%
0.25%
0.12%
0%
0.15%
0.15%
0.04%
0.05%
0.13%
0.17%
2017
2018
2019
2020
2021
YTD-22

Increase in 2021 charge-offs was driven by a $0.5 million charge-off of one commercial and industrial loan relationship and leasing charge-offs (higher charge-off business than our core franchise)

NPAS AS A PERCENTAGE OF TOTAL ASSETS HAVE CONSISTENTLY BEEN SUPERIOR TO MIDWEST BANKS WITH $1 TO $10 BILLION IN TOTAL ASSETS


NPAS / ASSETS
1.00%
0.75%
0.50%
0.25%
0.00%
0.95%
0.85%
0.85%
0.84%
0.83%
0.83%
0.75%
0.84%
0.65%
2017
2018
2019
2020
Q1-21
Q2-21
Q3-21
Q4-21
Q1-22
$1 TO $10 BILLION MIDWEST BANKS
PEBO

NPAS HAVE CONTINUED TO DECREASE SINCE THE INCREASE IN Q3 2021, WHICH WAS MAINLY DUE TO ACQUIRED LOANS*


NPA'S IN $ MILLIONS
$60
$50
$40
$30
$20
$10
$0
2017
2018
2019
Q1-20
Q2-20
Q3-20
Q4-20
Q1-21
Q2-21
Q3-21
Q4-21
Q1-22
CRE
RESIDENTIAL
C&I
HELOC
CONSUMER

*The accounting for purchased credit deteriorated loans under ASU 2016-13 resulted in the movement of $3.9 million of loans from the 90+ days past due and accruing category to the nonaccrual category on January 1, 2020. As of December 31, 2019, these loans were presented as 90+ days past due and accruing, although they were not accruing interest income, because they were accreting income from the discount that was recognized due to acquisition accounting. The change in NPA's for the quarter ended September 30, 2021 was a result of $11.1M of OREO property acquired from Premier Financial Bancorp, Inc.

Source: S&P Global Market Intelligence. Nonperforming assets include loans 90+ days past due and accruing, renegotiated loans, nonaccrual loans, and other real estate owned.

ASSET QUALITY

NASDAQ: PEBO

CLASSIFIED AND CRITICIZED LOANS AS A PERCENTAGE OF TIER 1 CAPITAL ARE WELL MANAGED. INCREASE IN Q3 DUE TO ACQUISITION OF PREMIER FINANCIAL BANCORP, INC.

CRITICIZED LOANS / TIER 1 CAPITAL + ALLL *

CLASSIFIED LOANS / TIER 1 CAPITAL + ALLL *



50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
25.61%
28.10%
21.22%
19.58%
22.42%
26.54%
27.09%
24.74%
25.83%
35.72%
29.11%
30.93%
13.14%
10.78%
14.49%
14.82%
14.15%
16.37%
15.52%
16.17%
15.70%
21.69%
15.99%
16.40%
FY-17
FY-18
FY-19
Q1-20
Q2-20
Q3-20
Q4-20
Q1-21
Q2-21
Q3-21
Q4-21
Q1-22

*In accordance with SEC reporting methodologies. Criticized loans includes loans categorized as special mention, substandard or doubtful. Classified loans includes loans categorized as substandard or doubtful.

CRE CONCENTRATION ANALYSIS

CRE EXPOSURE IS WELL BELOW SUPERVISORY CRITERIA ESTABLISHED TO IDENTIFY INSTITUTIONS WITH HEIGHTENED CRE CONCENTRATION RISK


PEER BANK SUBS - CRE LOANS / RISK-BASED CAPITAL
350%
300%
250%
200%
150%
100%
50%
0%
300% IS THE LEVEL CONSIDERED HEIGHTENED CRE CONCENTRATION RISK PER SUPERVISORY GUIDANCE.
187%
221%
SRCE
CBU
THFF
PRK
NWBI
NBTB
HBNC
GABC
FRME
PEBO
FISI
CCNE
CHCO
FCF
Universe $1-$10 B
LKFN
TOWN
FFBC
SYBT
TMP
TSC
PFC
STBA
EGBN
SASR

Source: S&P Global Market Intelligence, Commercial Bank Call Report Data as of 12/31/21.
Per April 2013 OCC-FRB Guidance. CLD Loans defined as total loans for construction, land and land development. CRE Loans defined as total non-owner-occupied CRE loans (including CLD).

The Proxy Peer Group is used above for comparative purposes.

CRE CONCENTRATION ANALYSIS

NASDAQ: PEBO

PEBO IS MEANINGFULLY BELOW THE AVERAGE FOR $1-10 BILLION BANKS



PEER BANK SUBS - CONSTRUCTION, LAND AND LAND DEVELOPMENT LOANS / RISK-BASED CAPITAL
110%
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
100% IS THE LEVEL CONSIDERED HEIGHTENED CONSTRUCTION, LAND AND LAND DEVELOPMENT CONCENTRATION RISK PER SUPERVISORY GUIDANCE.
33%
44%
SRCE
CBU
CHCO
NWBI
NBTB
HBNC
PRK
FFBC
FMNB
FCF
TMP
PEBO
FRME
CTBI
GABC
Universe $1-$10 B
LKFN
TSC
STBA
FISI
SYBT
THFF
CCNE
TOWN
PFC
SASR
EGBN

Source: S&P Global Market Intelligence, Commercial Bank Call Report Data as of 12/31/21. Per April 2013 OCC-FRB Guidance. CLD Loans defined as total loans for construction, land and land development. CRE Loans defined as total non-owner-occupied CRE loans (including CLD).

The Proxy Peer Group is used above for comparative purposes.

LOAN COMPOSITION REFLECTS HEALTHY RISK DIVERSITY

TOTAL LOAN PORTFOLIO* = $4.5 BILLION, WHICH INCLUDES $42 MILLION OF PPP LOANS


1
2
3
4
5
6
7
8
9
10

1 COMMERCIAL REAL ESTATE (CRE) 32%
2 COMMERCIAL & INDUSTRIAL 18%
3 RESIDENTIAL REAL ESTATE 17%
4 CONSUMER, INDIRECT 12%
5 LEASES 6%
6 CONSTRUCTION 5%
7 HOME EQUITY LINES OF CREDIT 4%
8 PREMIUM FINANCE LOANS 3%
9 CONSUMER, DIRECT 2%
10 PPP LOANS 1%

TOTAL CRE PORTFOLIO** = $1.5 BILLION


1
2
3
4
5
6
7
8
9
10
11

1 RETAIL 13%
2 OFFICE BUILDINGS 12%
3 LIGHT INDUSTRIAL 9%
4 MIXED USE 8%
5 LODGING 7%
6 APARTMENT 6%
7 WAREHOUSE 6%
8 ASSISTED LIVING 5%
9 EDUCATIONAL SERVICES 3%
10 RESTAURANTS 3%
11 OTHER 28%***

TOTAL C&I PORTFOLIO = $0.9 BILLION WHICH INCLUDES PPP LOANS


1
2
3
4
5
6
7
8
9
10
11

1 FOOD SERVICES 23%
2 AUTO, RV & FLOOR PLAN 13%
3 OWNER OCCUPIED REAL ESTATE 6%
4 MERCHANT WHOLESALERS 4%
5 CONSTRUCTION OF BUILDINGS 4%
6 AMBULATORY HEALTH CARE SERVICES 4%
7 EDUCATIONAL SERVICES 3%
8 WOOD PRODUCT MANUFACTURING 3%
9 PLASTIC & RUBBER PRODUCT MANUFACTURING 3%
10 TRADE CONTRACTORS 3%
11 OTHER 34%***

Data as of March 31, 2022.
*Excludes deposit overdrafts.
**Total CRE includes commercial real estate and construction loans, and exposure includes commitments.
***Top ten categories in terms of loan size are shown (remaining categories in other)

PRUDENT USE OF CAPITAL

NASDAQ: PEBO

CAPITAL PRIORITIES

- Organic growth
- Dividends
- Share repurchases
- Acquisition activities

DIVIDENDS

- 7 years of increasing dividends. Dividend paid increased from $0.15 per share for Q1 2016 to $0.38 in the most recent quarter
- Consistently evaluate dividend and adjust accordingly - annualized dividend yield at April 22, 2022 was 5.00%

SHARE REPURCHASES

- Prudent repurchase of shares
- Repurchased shares in all four quarters of 2020
- $30 million of capacity under existing share repurchase program as of March 31, 2022

LOW LOAN TO DEPOSIT RATIO PROVIDES LOW COST LIQUIDITY TO FUND FUTURE GROWTH


LOANS / DEPOSITS - PEER GROUP
NOT TO SCALE
100%
95%
90%
85%
80%
75%
70%
65%
60%
55%
76.44%
UNIV. $1- $10 B AVERAGE: 76.43%
SASR
TSC
STBA
PRK
FCF
PFC
NWBI
SRCE
CTBI
CCNE
PEBO
FISI
LKFN
TMP
NBTB
FRME
FFBC
SYBT
CHCO
EGBN
TOWN
FMNB
THFF
GABC
HBNC
CBU

Source: S&P Global Market Intelligence, as of 12/31/2021. Peer financial institutions are used in this presentation for comparative purposes and are referred to as the "Proxy Peer Group". The parent holding companies of these financial institutions did not comprise the peer group of financial institution holding companies used by Peoples' Compensation Committee in analyzing and setting executive compensation for 2021.

COST OF DEPOSITS

NASDAQ: PEBO

PEBO IS BELOW THE $1 - $10 BILLION BANK UNIVERSE IN TERMS OF COST OF DEPOSITS AS OF DECEMBER 31, 2021



TOTAL DEPOSIT COST (%)
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.21%
0.14%
TSC
CCNE
CTBI
EGBN
LKFN
$1-10B Average
FRME
THFF
PFC
FMNB
TOWN
SRCE
FISI
PEBO
NWBI
CHCO
TMP
HBNC
STBA
SASR
FFBC
GABC
SYBT
CBU
NBTB
PRK
FCF

Source: S&P Global Market Intelligence, as of 12/31/2021. Peer financial institutions are used in this presentation for comparative purposes and are referred to as the "Proxy Peer Group". The parent holding companies of these financial institutions did not comprise the peer group of financial institution holding companies used by Peoples' Compensation Committee in analyzing and setting executive compensation for 2021.

Q1 2022 FINANCIAL INSIGHTS

ACQUISITION OF PREMIER FINANCIAL BANCORP, INC

NASDAQ: PEBO

ACQUISITION EFFECTIVE AS OF SEPTEMBER 17, 2021

- Premier Financial Bancorp, Inc. (Nasdaq: PFBI) was headquartered in Huntington, WV and was the holding company for Citizens Deposit Bank and Trust, Inc. and Premier Bank, Inc.
- Operated 46 branches across five states and Washington, D.C.
- Proven track record of profitability and capital generation.

2021 HIGHLIGHTS

- Peoples acquired approximately $1.1B in loans and $1.8B in deposits. Peoples preliminary recorded $73.8M in goodwill and $4.2M in other intangible assets as a result of the merger on September 17, 2021.
- As a result of the Premier acquisition, Peoples Bank recorded $11.0 million of provision for credit losses to establish the allowance for credit losses for the acquired non-purchased credit deteriorated loans.


NASDAQ CONGRATULATES
PEOPLES BANCORP INC.
ON ACQUIRING
PREMIER FINANCIAL BANCORP
Peoples BANK
PEBO NasdaqListed
Nasdaq






WSAZ STUDIO
SKYPE
FIRST LOOK AT FOUR
PEOPLES BANK

ACQUISITION EFFECTIVE MARCH 7, 2022

- Vantage Financial ("Vantage") was a privately held, mid-ticket, national equipment finance company based in Excelsior, Minnesota.
- The company originates leases primarily for mission critical IT equipment across a wide array of industries including education, legal, healthcare, retail, logistics, manufacturing, among others.
- The combination of North Star Leasing and Vantage creates a compelling opportunity to take advantage of potential cross-sell and synergies between the two businesses. The combined assets would rank in the top 100 of largest equipment finance companies nationally.

HIGHLIGHTS

- $140 million total leases as of March 31, 2022
- Strong return profile; 2021 Pretax ROAA and ROAE of 3.4% and 38.5%, respectively
- 2022 EPS accretion of approximately 3% / $0.08

Vantage Financial℠
A PEOPLES BANK® COMPANY

ORIGINATION ($ IN MILLIONS)


$100
$80
$60
$40
$20
$0
$26.7
$38.5
$47.5
$86.6
$70.4
$76.6
2016
2017
2018
2019
2020
2021

FINANCIAL EXPECTATIONS

LOAN GROWTH	5% TO 7%, EXCLUDING PPP LOANS & VANTAGE
FEE-BASED INCOME	25% TO 30% GROWTH COMPARED TO 2021
CREDIT COSTS	STABILIZES AS THE ECONOMY POTENTIALLY COMES OUT OF THE PANDEMIC
NON-INTEREST EXPENSE	QUARTERLY TOTAL $50 MILLION TO $52 MILLION FOR THE REMAINDER OF 2022
EFFICIENCY RATIO	TARGET RATIO IN THE HIGH 50'S
NET INTEREST MARGIN	3.45% TO 3.55% FOR THE SECOND QUARTER (DOES NOT INCLUDE ANY ANTICIPATED FEDERAL FUNDS RATE HIKES)

VANTAGE IS EXPECTED TO BE 3% ACCRETIVE TO EARNINGS IN 2022

HIGHLIGHTS & KEY IMPACTS

FINANCIAL:

- Net interest income decreased $427,000, or 1%, compared to the linked quarter of 2021.
- Net interest margin was 3.41% for the first quarter of 2022.
- Total non-interest income, excluding net gains and losses, increased 8% compared to the linked quarter of 2021. Fee-based income comprised 27% of total revenue for the first quarter of 2022.
- North Star Leasing division had 25% annualized growth in lease balances during the first quarter of 2022.
- Peoples Premium Finance grew 28% annualized in first quarter of 2022.
- Period-end total loan balances increased $1.1 billion compared to March 31, 2021.
    - Period-end loan balances include leases acquired from Vantage during the first quarter totaling $140.3 million.
- Asset quality metrics remained strong during the quarter.
- Loan-to-deposit ratio declined to 74.84% at March 31, 2022.

Peoples Bank is in the **top third** of peer group for social media followers

OUT OF PROXY PEER GROUP (25 BANKS)

Instagram #4 | LinkedIn #5 | Twitter #8 | Facebook #8

Social media data as of December31, 2021 for proxy peer group (based on Nasdaq symbol): TOWN, FFBC, CBU, FRME, NWBI, SASR, TSC,NBTB, EGBN, PRK, FCF, STBA, SRCE, TMP, PFC, HBNC, LKFN, SYBT, CHCO, GABC, FISI, CTBI, CCNE, THFF, FMNB


11:54
Back
Wallet
Peoples
debit
•••• •••• •••• 4832
HEALTH SAVINGS
$596.22 Available Balance
Cardless Cash
Card Controls
Alerts
LINKED ACCOUNTS
PayPal
Pay
Add to Apple Wallet

PEOPLES BANK CONTINUES TO ADD TECHNOLOGY THAT CLIENTS CARE ABOUT

- Contactless debit cards
- Cardless cash (ability to use ATM via mobile app without debit card)
- Card Controls (ability to lock/unlock debit card)
- Transaction alerts
- Ability to setup PayPal & Apple Pay using debit card
- Zelle® - (Send & Receive money)
- Mobile check deposit
- Personal Financial Management tool (MX) available on online and mobile app
- Reset password on mobile app or online
- Stand alone Insurance App
- Stand alone Retirement App

10% ↑ Increase in mobile banking users
(October 2021 to March 2022)

7% ↑ Increase in card control active users
(October 2021 to March 2022)

7% ↑ Increase in mobile deposit monthly users
(October 2021 to March 2022)

14% ↑ Increase in active Zelle® users
(October 2021 to March 2022)

BANK PERFORMANCE HAS LAGGED S&P 500 IN TERMS OF 1, 3 & 5 YEAR TOTAL ANNUAL RETURN

TOTAL ANNUAL RETURN AS OF MARCH 31, 2022


50%
40%
30%
20%
10%
0%
-1%
0%
16%
5%
7%
19%
4%
4%
16%
1-YEAR
3-YEAR
5-YEAR

CUMULATIVE TOTAL RETURN FOR THE THREE MONTHS ENDED MARCH 31, 2022


20
10
0
0%
-5%
-5%
PEBO
PEER GROUP
S&P 500

Total Return includes impact of dividends.

Peers include: TOWN, FFBC, CBU, FRME, NWBI, SASR, TSC,NBTB, EGBN, PRK, FCF, STBA, SRCE, TMP, PFC, HBNC, LKFN, SYBT, CHCO, GABC, FISI, CTBI, CCNE, THFF, FMNB.

Source: Bloomberg

TOTAL REVENUE

NASDAQ: PEBO

TOTAL REVENUE OF $74 MILLION FOR Q1 2022



($ THOUSANDS)
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$51,070
$104,865
$52,653
$113,377
$57,234
$129,612
$64,892
$140,838
$64,330
$138,923
$69,254
$172,395
$20,047
$54,310
FY-16
FY-17
FY-18
FY-19
FY-20
FY-21
YTD-22
NET INTEREST INCOME
NON-INTEREST INCOME, EXCLUDING GAINS AND LOSSES

Peoples benefited from the acquisition of ASB Financial Corp. in the second quarter of 2018, the acquisition of First Prestonsburg Bancshares Inc. in the second quarter of 2019, the acquisition of Triumph Premium Finance in the third quarter of 2020, the acquisition of North Star Leasing in the second quarter of 2021, the acquisition of Premier Bancorp Financial, Inc. in the third quarter of 2021, and the acquisition of Vantage Financial in the first quarter of 2022.

INSURANCE & INVESTMENT INCOME COMPOSITION

TOTAL INVESTMENT REVENUE
Q1 2022
$4.3 MILLION


1
2
3

1 FIDUCIARY 46%
2 BROKERAGE 39%
3 EMPLOYEE BENEFITS 15%

TOTAL INSURANCE REVENUE
Q1 2022
$4.7 MILLION


1
2
3
4
5

1 P&C COMMERCIAL LINES 46%
2 PERFORMANCE BASED 28%
3 P&C PERSONAL LINES 14%
4 LIFE & HEALTH 10%
5 OTHER 2%

EXPENSE & EFFICIENCY RATIO

NASDAQ: PEBO

THE RECENT ESCALATION IN EXPENSES WAS DUE TO ACQUISITIONS, AND AN INCREASE IN FTE'S FOR GROWTH AND TECHNOLOGY INVESTMENTS



CORE NON-INTEREST EXPENSE*
($ THOUSANDS) NOT TO SCALE
$200,000
$160,000
$120,000
$80,000
$40,000
$0
FY-17
FY-18
FY-19
FY-20
FY-21
YTD-22
CORE NON-INTEREST EXPENSES
NON-CORE EXPENSES*

COVID-19 AND INCREASED NON-INTEREST EXPENSE IMPACTED THE EFFICIENCY RATIO IN 2020 & 2021



EFFICIENCY RATIO ADJUSTED FOR NON-CORE ITEMS*
NOT TO SCALE
75%
73%
71%
69%
67%
65%
63%
61%
59%
57%
55%
61.85%
61.32%
61.09%
61.94%
63.51%
64.8%
FY-17
FY-18
FY-19
FY-20
FY-21
YTD-22

*Non-US GAAP financial measure. See Appendix.

IMPROVEMENT IN KEY METRICS

NASDAQ: PEBO

WE HAVE MADE STEADY PROGRESS ON THESE METRICS OVER THE RECENT YEARS. THE PROVISION FOR CREDIT LOSSES, INTEREST RATE ENVIRONMENT, AND OTHER ECONOMIC IMPACTS OF COVID-19 SIGNIFICANTLY IMPACTED THESE METRICS IN 2020 AND 2021

RETURN ON AVERAGE ASSETS ADJUSTED FOR NON-CORE ITEMS[1]



2.0%
1.5%
1.0%
0.5%
0.0%
0.62%
0.97%
1.08%
1.32%
1.42%
0.85%
1.18%
1.42%
FY-15 FY-16 FY-17 FY-18 FY-19 FY-20 FY-21 YTD-22

RETURN ON AVERAGE TANGIBLE STOCKHOLDERS' EQUITY ADJUSTED FOR NON-CORE ITEMS[1]



20%
15%
10%
5%
0%
7.32%
11.30%
11.40%
15.48%
15.32%
9.75%
15.84%
19.05%
FY-15 FY-16 FY-17 FY-18 FY-19 FY-20 FY-21 YTD-22

[1] Non-US GAAP financial measure. See Appendix.

TOTAL LOAN GROWTH

NASDAQ: PEBO

TOTAL LOANS* WERE $4.5 BILLION AS OF MARCH 31 2022, WHICH INCLUDED $42 MILLION IN PPP LOANS



$5,000
$4,000
$3,000
$2,000
$1,000
$0
FY-15
FY-16
FY-17
FY-18
FY-19
FY-20
FY-21
YTD-22
PREMIER FINANCIAL BANCORP, INC. ACQUIRED LOANS
TOTAL PPP LOANS
TOTAL ACQUIRED LEASES
PREMIUM FINANCE ACQUIRED LOANS
FIRST PRESTONSBURG ACQUIRED LOANS
ASB ACQUIRED LOANS
TOTAL LOANS NOT ACQUIRED DURING THE CALENDAR YEAR EXCEPT PPP LOANS

*Also referred to throughout this document as "total loans" and "loans held for investment"

EARNING ASSET MIX

NASDAQ: PEBO

IN 2020, THE INCREASE IN TOTAL LOANS AS A PERCENTAGE OF EARNING ASSETS WAS DUE TO PPP LOANS



TOTAL EARNING ASSETS (IN $BILLIONS)
$7
$6
$5
$4
$3
$2
$1
$0
73%
76%
74%
80%
73%
72%
27%
24%
26%
20%
27%
28%
FY-17
FY-18
FY-19
FY-20
FY-21
YTD-22
80%
70%
60%
50%
40%
30%
20%
PERCENTAGE OF TOTAL EARNING ASSETS
INVESTMENTS
LOANS
INVESTMENTS %
LOANS %

DEPOSIT GROWTH

DEPOSIT BALANCES BENEFITED FROM PPP LOAN PROCEEDS, FISCAL STIMULUS FOR CONSUMERS AND COMMERCIAL CLIENTS, AND THE ACQUISITION OF PREMIER FINANCIAL BANCORP, INC.



($ MILLIONS)
$6,500
$5,200
$3,900
$2,600
$1,300
$0
$2,730
$2,955
$3,291
$3,910
$5,862
$6,002
42%
40%
40%
43%
48%
47%
FY-17
FY-18
FY-19
FY-20
FY-21
YTD-22
DDAs*
BROKERED CERTIFICATES OF DEPOSIT
GOVERNMENTAL DEPOSIT ACCOUNTS
MONEY MARKET DEPOSIT ACCOUNTS
RETAIL CERTIFICATES OF DEPOSIT
SAVINGS ACCOUNTS
INTEREST-BEARING DDAs*
NON-INTEREST-BEARING DDAs*

*DDAs stands for demand deposit accounts and represents interest-bearing and non-interest bearing transaction accounts.

CORE NON-INTEREST INCOME

Core non-interest income is a financial measure use by Peoples' recurring non-interest revenue stream. This measure is non-US GAAP since it excludes the impact of all gains and/or losses, and core banking system conversion revenue waived

($ in Thousands)	FY-15	FY-16	FY-17	FY-18	FY-19	FY-20	FY-21	YTD-22
Total noninterest income	$ 46,382	$ 50,867	$ 55,573	$ 56,754	$ 64,274	$ 63,672	$ 68,885	$ 20,050
Less: net gain (loss) on investment securities	729	930	2,983	(146)	164	(368)	862	130
Less: net gain (loss) on asset disposals and other transactions	(1,788)	(1,133)	(63)	(334)	(782)	(290)	(493)	(127)
Add: core banking system conversion revenue waived	–	85	–	–	–	–	–	
Core non-interest income excluding gains and losses	**$ 47,441**	**$ 51,155**	**$ 52,653**	**$ 57,234**	**$ 64,892**	**$ 64,330**	**$ 68,516**	**$ 20,047**

CORE NON-INTEREST EXPENSE

Core non-interest expense is a financial measure used to evaluate Peoples' recurring expense stream. This measure is non-US GAAP since it excludes the impact of core banking system conversion expenses, acquisition-related expenses, COVID-19-related expenses, contract negotiation fees, pension settlement charges, and other non-recurring expenses.

($ in Thousands)	FY-15	FY-16	FY-17	FY-18	FY-19	FY-20	FY-21	YTD-22
Total non-interest expense	$ 115,081	$ 106,911	$ 107,975	$ 125,977	$ 137,250	$ 133,695	$ 183,737	$ 51,629
Less: system conversion expenses	–	1,259	–	–	–	–	–	–
Less: acquisition-related expenses	10,722	–	341	7,262	7,287	489	21,420	1,373
Less: pension settlement charges	459	–	242	267	–	1,054	143	–
Less: COVID-19 related expenses	–	–	–	–	–	1,332	1,248	94
Less: contract negotiation expenses	–	–	–	–	–	–	1,248	–
Less: other non-core charges	592	–	–	–	270	1,055	579	–
Core noninerest expense	**$ 103,308**	**$ 105,652**	**$ 107,392**	**$ 118,448**	**$ 129,693**	**$ 129,765**	**$ 159,099**	**$ 50,162**

EFFICIENCY RATIO AND ADJUSTED FOR NON-CORE ITEMS

The efficiency ratio is a key financial measure used to monitor performance. The efficiency ratio is calculated as total non-interest expense (less amortization of other intangible assets) as a percentage of fully tax-equivalent net interest income plus total non-interest income excluding all gains and losses. This measure in non-US GAAP since it excludes amortization of other intangible assets, and all gains and/or losses included in earnings, and uses fully tax-equivalent net interest income. The efficiency ratio adjusted for non-core items is non-US GAAP since it excludes amortization of other intangible assets, non-core expenses, system upgrade revenue waived and all gains and/or losses included in earnings, and uses fully tax-equivalent net interest income.

($ in Thousands)	FY-15	FY-16	FY-17	FY-18	FY-19	FY-20	FY-21	YTD-22
Total noninterest expense	$ 115,081	$ 106,911	$ 107,975	$ 125,977	$ 137,250	$ 133,695	$ 183,737	$ 51,629
Less: amortization on other intangible assets	4,077	4,030	3,516	3,338	3,359	3,223	4,775	1,708
Adjusted total non-interest expense	111,004	102,881	104,459	122,639	133,891	130,472	178,962	49,921
Total non-interest income excluding net gains and losses	47,441	51,070	52,653	57,234	64,892	64,330	69,254	20,047
Net interest income	97,612	104,865	113,377	129,612	140,838	138,923	172,395	54,310
Add: fully taxable equivalent adjustment	1,978	2,027	1,912	881	1,068	1,054	1,350	352
Net interest income on a fully taxable equivalent basis	99,590	106,892	115,289	130,493	141,906	139,977	173,745	54,662
Adjusted revenue	$ 147,031	$ 157,962	$ 167,942	$ 187,727	$ 206,798	$ 204,307	$ 242,999	$ 74,709
Efficiency ratio	**75.50%**	**65.13%**	**62.20%**	**65.33%**	**64.74%**	**63.86%**	**73.65%**	**66.82%**
Core non-interest expense	$ 103,308	$ 105,652	$ 107,392	$ 118,448	$ 129,693	$ 129,765	$ 159,099	$ 50,162
Less: amortization on other intangible assets	4,077	4,030	3,516	3,338	3,359	3,223	4,775	1,708
	99,231	101,622	103,876	115,110	126,334	126,542	154,324	48,454
Core non-interest income excluding gains and losses	47,441	51,070	52,653	57,234	64,892	64,330	69,254	20,047
Net interest income on a fully taxable equivalent basis	99,590	106,892	115,289	130,493	141,906	139,977	173,745	54,662
Adjusted core revenue	147,031	157,962	167,942	187,727	206,798	204,307	242,999	74,709
Efficiency ratio adjusted for non-core items	**67.49%**	**64.33%**	**61.85%**	**61.32%**	**61.09%**	**61.94%**	**63.51%**	**64.86%**

RETURN ON AVERAGE ASSETS AND ADJUSTED FOR NON-CORE ITEMS

The return on average assets adjusted for non-core items represents a non-US GAAP financial measure since it excludes the release of the deferred tax asset valuation allowance, the impact of the Tax Cuts and Jobs ACT on the reimbursement of deferred tax assets and deferred tax liabilities, and the after-tax impact of all gains and losses, Peoples Bank Foundation, Inc. contribution, severance costs, COVID-19-related expenses, acquisition-related expenses, contract negotiation fees, and pension settlement charges.

($ in Thousands)	FY-15	FY-16	FY-17	FY-18	FY-19	FY-20	FY-21	YTD-22
Annualized net income	$ 10,941	$ 31,157	$ 38,471	$ 46,255	$ 53,695	$ 34,767	$ 47,555	$ 95,618
Total average assets	3,111,853	3,320,447	3,510,274	3,871,832	4,222,482	4,739,289	5,672,594	7,067,818
Return on average assets	**0.35%**	**0.94%**	**1.10%**	**1.19%**	**1.27%**	**0.73%**	**0.84%**	**1.35%**
Return on average assets adjusted for non-core items:								
Net income	$ 10,941	$ 31,157	$ 38,471	$ 46,255	$ 53,695	$ 34,767	$ 47,555	$ 23,577
Add: core banking system conversion revenue waived	–	85	–	–	–	–	–	–
Less: tax effect of core banking system conversion revenue waived	–	30	–	–	–	–	–	–
Add: net loss on investment securities	–	–	–	146	–	368	862	–
Less: tax effect of net loss on investment securities	–	–	–	31	–	77	181	–
Less: net gain on investment securities	729	930	2,983	–	164	–	–	130
Add: tax effect of net gain on investment securities	255	325	1,044	–	34	–	–	27
Less: net gain on assets disposals and other transactions	-	-	-	–	–	–	493	–
Add: tax effect of net gain on asset disposals and other transactions	-	-	-	–	–	–	104	–
Add: net loss on asset disposals and other transactions	1,788	1,133	63	334	782	290	–	127
Less: tax effect on net loss on asset disposals and other transactions	626	397	22	70	164	61	–	27
Add: system conversion expenses	–	1,259	–	–	–	–	–	–
Less: tax effect on system conversion expense	–	441	–	–	–	–	–	–
Add: acquisition-related expenses	10,722	–	341	7,262	7,287	489	21,420	1,373
Less: tax effect on acquisition-related expenses	3,753	–	119	1,525	1,530	103	4,498	288
Add: pension settlement charges	459	–	242	267	–	1,054	143	–
Less: tax effect on pension settlement charges	161	–	85	56	–	221	30	–
Add: COVID-19 expenses	–	–	–	–	–	1,332	1,248	94
Less: tax effect on COVID-19 expenses	–	–	–	–	–	280	262	20
Add: other non-core charges	592	–	–	–	270	1,055	579	–
Less: tax effect on other non-core charges	207	–	–	–	57	222	122	–
Add: contract negotiation fees	–	–	–	–	–	–	1,248	–
Less: tax effect on contract negotiation fees	–	–	–	–	–	–	262	–
Less: release of deferred tax asset valuation	–	–	–	805	–	–	–	–
Less: impact of Tax Cuts and Jobs Act on deferred tax liability	–	–	–	705	–	–	–	–
Add: impact of Tax Cuts and Jobs Act on deferred tax assets	–	–	897	-	–	–	–	–
Net income adjusted for non-core items	$ 19,281	$ 32,161	$ 37,849	$ 51,072	$ 60,153	$ 40,319	$ 65,339	$ 24,733
Total average assets	3,111,853	3,320,447	3,510,274	3,871,832	4,222,482	4,739,289	5,672,594	7,067,818
Return on average assets adjusted for non-core items	**0.62%**	**0.97%**	**1.08%**	**1.32%**	**1.42%**	**0.85%**	**1.15%**	**1.42%**

(a) Tax effect is calculated using a 21% federal statutory tax rate for the 2021, 2020, 2019 and 2018 periods and 35% federal statutory rate for all other periods shown.

RETURN ON AVERAGE TANGIBLE STOCKHOLDERS' EQUITY

The return on average assets adjusted for non-core items represents a non-US GAAP financial measure since it excludes the release of the deferred tax asset valuation allowance, the impact of the Tax Cuts and Jobs Act on the remeasurement of deferred tax assets and deferred tax liabilities, and the after-tax impact of all gains and losses, Peoples Bank Foundation, Inc. contribution, severance costs, COVID-19-related expenses, acquisition-related expenses. Contract negotiation fees and pension settlement charges.

($ in Thousands)	FY-15	FY-16	FY-17	FY-18	FY-19	FY-20	FY-21	YTD-22
Annualized net income	$ 10,941	$ 31,157	$ 38,471	$ 46,255	$ 53,695	$ 34,767	$ 47,555	$ 95,618
Add: amortization of other intangible assets	4,077	4,030	3,516	3,338	3,359	3,223	4,775	1,708
Less: tax effect of amortization of other intangible assets (a)	1,427	1,411	1,231	701	705	677	1,003	359
Annualized net income excluding the amortization of intangible assets	13,591	33,776	40,756	48,892	56,349	37,313	51,327	96,967
Total average equity	407,296	432,666	450,379	488,139	566,123	575,386	656,633	834,752
Less: average goodwill and other intangible assets	144,013	147,981	144,696	158,115	173,529	181,526	234,683	304,124
Average tangible equity	263,283	284,685	305,683	330,024	392,594	393,860	421,950	530,628
Annualized net income	$ 10,941	$ 31,157	$ 38,471	$ 46,255	$ 53,695	$ 34,767	$ 47,555	$ 95,618
Total average equity	407,296	432,666	450,379	488,139	566,123	575,386	656,633	834,752
Return on average equity	**2.69%**	**7.20%**	**8.54%**	**9.48%**	**9.48%**	**6.04%**	**7.24%**	**11.45%**
Annualized net income excluding the amortization of intangible assets	$ 13,591	$ 33,776	$ 40,756	$ 48,892	$ 56,349	$ 37,313	$ 51,327	$ 96,967
Average tangible equity	263,283	284,685	305,683	330,024	392,594	393,860	421,950	530,628
Return on average tangible equity	**5.16%**	**11.86%**	**13.33%**	**14.81%**	**14.35%**	**9.47%**	**12.16%**	**18.27%**

(a) Tax effect is calculated using a 21% federal statutory tax rate for the 2021, 2020, 2019 and 2018 periods and 35% federal statutory rate for all other periods shown.

RETURN ON AVERAGE STOCKHOLDERS' EQUITY ADJUSTED FOR NON-CORE ITEMS

The return on average stockholders' equity adjusted for non-core items represents a non-US GAAP financial measure since it excludes the release of the deferred tax asset valuation allowance, the impact of the Tax Cuts and Jobs Act on the remeasurement of deferred tax assets and deferred tax liabilities, and after-tax impact of all gains and losses, other non-core charges, Peoples Bank Foundation, Inc. contribution, severance costs, COVID-19 related expenses, acquisition-related expenses, contract negotiation fees, and pension settlement charges.

($ in Thousands)	FY-15	FY-16	FY-17	FY-18	FY-19	FY-20	FY-21	YTD-22
Return on average equity adjusted for non-core items:								
Net income	$ 10,941	$ 31,157	$ 38,471	$ 46,255	$ 53,695	$ 34,767	$ 47,555	$ 23,577
Add: core banking system conversion revenue waived	–	85	–	–	–	–	–	–
Less: tax effect of core banking system conversion revenue waived (a)	–	30	–	–	–	–	–	–
Add: net loss on investment securities	–	–	–	146	–	368	862	–
Less: tax effect of net loss on investment securities (a)	–	–	–	31	–	77	181	–
Less: net gain on investment securities	729	930	2,983	–	164	–	–	130
Add: tax effect of net gain on investment securities (a)	255	325	1,044	–	34	–	–	27
Less: net gain on assets disposals and other transactions	-	-	-	–	–	–	1,325	–
Add: tax effect of net gain on asset disposals and other transactions	-	-	-	–	–	–	278	–
Add: net loss on asset disposals and other transactios	1,788	1,133	63	334	782	290	–	127
Less: tax effect on net loss on asset disposals and other transactions (a)	626	397	22	70	164	61	–	27
Add: system conversion expenses	–	1,259	–	–	–	–	–	–
Less: tax effect on system conversion expense (a)	–	441	–	–	–	–	–	–
Add: acquisition-related expenses	10,722	–	341	7,262	7,287	489	21,420	1,373
Less: tax effect on acquisition-related expenses (a)	3,753	–	119	1,525	1,530	103	4,498	288
Add: pension settlement charges	459	–	242	267	–	1,054	143	–
Less: tax effect on pension settlement charges (a)	161	–	85	56	–	221	30	–
Add: COVID-19 expenses	–	–	–	–	–	1,332	1,248	94
Less: tax effect on COVID-19 related expenses (a)	–	–	–	–	–	280	262	20
Add: other non-core charges	592	–	–	–	270	1,055	579	–
Less: tax effect on other non-core charges (a)	207	–	–	–	57	222	122	–
Add: contract negotiation fees	–	–	–	–	–	–	1,248	–
Less: tax effect on contract negotiation expenses (a)	–	–	–	–	–	–	262	–
Less: release of deferred tax asset valuation	–	–	–	805	–	–	–	–
Less: impact of Tax Cuts and Jobs Act on deferred tax liability	–	–	–	705	–	–	–	–
Add: impact of Tax Cuts and Jobs Act on deferred tax assets	–	–	897	–	–	–	–	–
Net income adjusted for non-core items	$ 19,281	$ 32,161	$ 37,849	$ 51,072	$ 60,153	$ 38,391	$ 66,653	$ 24,733
Average tangible equity	407,296	432,666	450,379	488,139	566,123	575,386	656,633	834,752
Return on average equity adjusted for non-core items	**4.73%**	**7.43%**	**8.40%**	**10.46%**	**10.63%**	**6.67%**	**10.15%**	**12.02%**
Net income adjusted for non-core items	$ 19,281	$ 32,161	$ 37,849	$ 51,072	$ 60,153	$ 38,391	$ 66,653	$ 24,733
Average tangible equity	263,283	284,685	305,683	330,024	392,594	393,860	421,950	530,628
Return on average tangible equity adjusted for non-core items	**7.32%**	**11.30%**	**12.38%**	**15.48%**	**15.32%**	**9.75%**	**15.80%**	**18.90%**

(a) Tax effect is calculated using a 21% federal statutory tax rate for the 2021, 2020, 2019 and 2018 periods and 35% federal statutory rate for all other periods shown.

Peoples BANK

CHUCK SULERZYSKI
President and Chief Executive Officer
740.374.6163
Chuck.Sulerzyski@pebo.com

KATIE BAILEY
Executive Vice President
Chief Financial Officer and Treasurer
740.376.7138
Kathryn.Bailey@pebo.com

peoplesbancorp.com